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FLORIDA PUBLIC
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  UTILITIES

                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of Earliest event reported) 03/05/04
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                        FLORIDA PUBLIC UTILITIES COMPANY
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               (Exact Name of Registrant as Specified in Charter)

          Florida                      0-1055                   59-0539080
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(State or other jurisdiction  (Commission file number)        (IRS Employer
     of incorporation)                                      Identification No.)

401 South Dixie Highway, West Palm Beach, FL                       33401
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  (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (561) 832-2461
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

    Exhibit No.    Description of Exhibit
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       99.1        Press release regarding the operating results for the year ended December 31, 2003.

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Item 12. Results of Operations and Financial Condition

See the Press Release dated March 5, 2004, included as Exhibit 99.1 and incorporated herein by reference, reporting on Florida Public Utilities Company financial results for the period ended December 31, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FLORIDA PUBLIC UTILITIES COMPANY
                                  (Registrant)

                                  By  /s/ George M Bachman
                                  -------------------------------------
                                  George M Bachman
                                  Chief Financial Officer and Treasurer

Date: March 5, 2004

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                                  Exhibit Index

     Exhibit No.      Description of Exhibit
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         99.1         Press release regarding the results of operations for the
                      year ended December 31, 2003.